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                                                                   Exhibit 10.11

                             CONCERTO SOFTWARE, INC.

                           EXECUTIVE COMPENSATION PLAN

                                     FY 2003



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                             CONCERTO SOFTWARE, INC.

                      EXECUTIVE INCENTIVE COMPENSATION PLAN

                                     FY 2003

I.       PURPOSE

         To reward effective executive leadership and performance that contributes to Concerto Software's mission of becoming the dominant supplier of customer interaction management solutions worldwide.

II.      EFFECTIVE DATE

         The 2003 Executive Incentive Compensation plan year is January 1, 2003 through and including December 31, 2003.

III.     ELIGIBILITY

         Eligibility for quarterly bonus shall be determined following the conclusion of each quarter and is contingent upon continued employment, in good standing, on the first day of the quarter through the date of earnings release following the quarterly period of bonus eligibility. Payments shall be disbursed as soon as administratively practicable after the date Concerto Software releases its quarterly financial results. Eligibility for annual bonus is contingent upon continued employment, in good standing, through and including the date of earnings release following the annual period of bonus eligibility. All amounts earned under this plan reflect gross dollars and are therefore subject to applicable taxation.

IV.      CORPORATE INCENTIVE PLAN

         The 2003 Executive Incentive Plan shall be comprised of 3 bonus components:

         .    Quarterly Bonus
         .    Annual Bonus
         .    Over-Achievement Bonus

         The combined incentives at 100% of plan objectives for the combined quarterly and annual components shall equate to xx% of the Executive's annual base salary.

         A.       Quarterly Bonus

                  The quarterly bonus at 100% of corporate and individual attainment shall equate to 18.75% of the total bonus available under the plan (xx% of annual Base Salary). The maximum quarterly bonus available under the plan is capped at 100% of the quarterly plan.

                  1.       Corporate Performance Targets

                           The corporate performance targets consist of Quarterly Net Product Bookings & Reported Services Revenue (Weight = 50%) and Operating Income (Weight = 50%). Bookings shall be defined as any new product orders received during the quarter that are deemed acceptable to the company by the Chief Financial Officer, net of any customer booking cancellations during the period. Services Revenue is as reported in the Company's financial statements for the period. The entry-point for the quarterly net product bookings & services revenue component shall occur at xx% of the quarterly target and shall be measured on a non-linear basis. The entry-point for the Operating Income bonus shall occur at xx% of the quarterly target.

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                                CONCERTO SOFTWARE

                      EXECUTIVE INCENTIVE COMPENSATION PLAN

                                     FY 2003

IV.      CORPORATE INCENTIVE PLAN

         A.       Quarterly Bonus

                  1.      Corporate Performance Targets * Company Confidential *

                  -------------------------------------------------------------
                                    Product Bookings &
                   Bonus Period      Services Revenue      Operating Income
                                     Quarterly Target

                                      (Weight = 50%)        (Weight = 50%)
                  -------------------------------------------------------------
                       Q1-03               $xxx                  $xxx
                  -------------------------------------------------------------
                       Q2-03               $xxx                  $xxx
                  -------------------------------------------------------------
                       Q3-03               $xxx                  $xxx
                  -------------------------------------------------------------
                       Q4-03               $xxx                  $xxx
                  -------------------------------------------------------------
                  Annual FY 2003           $xxx                  $xxx
                  -------------------------------------------------------------

                  In the event that corporate net product bookings and services revenue performance is below 100% for the quarter, the amount of the quarterly net product bookings and services revenue bonus pool available to each participant shall be reduced on a non-linear basis by 2 percentage points for each percentage point below the corporate performance target. For example, corporate net product bookings and services revenue performance at 80% shall result in product bookings and services bonus availability of 60%. (20 percentage points x 2 = 40 percentage point reduction). The entry-point for the Operating Income component is 100%.

B.       Annual Bonus

                  The annual bonus at 100% of the annual plan shall equate to xx% of the total annualized bonus available under the plan. The annual bonus shall be based solely on the net product bookings and services revenue component. The entry-point for annual bonus eligibility shall occur at xx% of the annual net product bookings and services revenue target of $xxx. The annual bonus is capped at 100% achievement. In the event that the annual corporate net product bookings and services revenue performance is below 100%, the amount of the annual net product bookings and services revenue bonus pool available to each participant shall be reduced on a non-linear basis by 2 percentage points for each percentage point below the corporate performance target.


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                                CONCERTO SOFTWARE

                      EXECUTIVE INCENTIVE COMPENSATION PLAN

                                     FY 2003

IV.      CORPORATE INCENTIVE PLAN

         C.       Over-Achievement Bonus

                  Each executive may be eligible for an over-achievement bonus at the conclusion of the year for corporate performance that exceeds the Annual Bonus Performance Targets as referenced in the schedule above. Each percentage point over 100% shall correlate to additional bonus availability of x%.

                      ----------------------------------------------------------

                                       OVER-ACHIEVEMENT BONUS EXAMPLE
                                       FOR ILLUSTRATIVE PURPOSES ONLY
                      ----------------------------------------------------------
                      Executive Base Salary                            $xxx
                      ----------------------------------------------------------
                      Executive Bonus %                                 xx%
                      ----------------------------------------------------------
                      Executive Incentive @ 100%                        $xx
                      ----------------------------------------------------------
                      ----------------------------------------------------------
                      Annual  Product  Bookings & Services              Xx%
                      Revenue Performance %
                      ----------------------------------------------------------
                      Annual Over-Achievement %                         x%
                      ----------------------------------------------------------
                      Over-Achievement Bonus                            xx%
                      (2x Over-Achievement %)
                      ----------------------------------------------------------
                      ----------------------------------------------------------
                      Over-Achievement Bonus                            $xx
                      Availability
                      ----------------------------------------------------------

         D.       Individual Contribution & Discretionary Authority

                  The President & Chief Executive Officer shall have full discretionary authority to increase, reduce or eliminate the amount of bonus available on any of the above mentioned components (Quarterly, Annual & Over-Achievement) based upon an evaluation and assessment of the executive's overall performance and contribution value to the company during the applicable bonus period.


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                                CONCERTO SOFTWARE

                      EXECUTIVE INCENTIVE COMPENSATION PLAN

                                     FY 2003

V.       EMPLOYMENT AT-WILL & TERMINATION

         The employment relationship with Concerto Software is at-will. Either the company or the employee may therefore terminate at any time, with or without advance notice and with or without reason, the employment relationship. Nothing in this plan creates, or is intended to create, a promise or representation of continued employment or employment for a fixed period of time. No officer, manager, supervisor or other representative of the Company has the authority to enter into any express or implied agreement of employment for any specified period of time or for employment other than employment at-will.

         Eligibility to receive annual bonus under this plan is contingent upon being actively employed by through the date of annual earnings release. In the unlikely event of a participant's death following a bonus period, any unpaid earned bonus shall be payable to the plan participant's beneficiary as designated under the Concerto Software Life Insurance benefit.

VI.      AUTHORITY

         The President & Chief Executive Officer shall retain final authority to settle any disputes that may arise through the interpretation and application of the compensation plan. This Plan supersedes all previous written and/or verbal agreements, plans or arrangements between the employee and the company with respect to the Executive Incentive Compensation Program at Concerto Software.

         The Corporation reserves the sole right to change any provision of this compensation plan or to terminate the plan in it's entirety at any time with or without advance notice and without any liability for the disbursement of payments stipulated under this Plan.

         All rewards proposed for disbursement by the President & Chief Executive Officer as stipulated under this Plan are subject to approval by Concerto Software's Board of Directors.

VII.     INCENTIVE COMPENSATION PLAN ACCEPTANCE

         I hereby acknowledge that I have received, read and fully understand the provisions of the 2003 Executive Incentive Compensation Plan and I hereby accept the terms and conditions contained herein.

         Furthermore, I acknowledge that the 2003 Executive Incentive Compensation Plan sets forth the complete and total understanding with respect to incentive compensation, excluding any stock options, between the Company and myself and that neither party shall be bound by any previous written or oral agreements with respect to compensation as this plan shall serve to supersede all compensation plans and agreements previously in effect.

         Agreed:

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                                                                    DATE

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